Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below shall have the same meaning as terms defined and included elsewhere in this Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”.)

Introduction

The following unaudited pro forma condensed combined financial information presents the combination of financial information of MLAC, Pubco and AVAT, adjusted to give effect to the Business Combination and related transactions. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses” to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Pubco has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.

The following unaudited pro forma condensed combined balance sheet as of March 31, 2026 assumes that the Business Combination occurred March 31, 2026. The following unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2026 and for the year ended December 31, 2025, presents pro forma effect to the Business Combination as if it had occurred on January 1, 2025.

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and do not necessarily reflect what the Combined Company’s financial condition or results of operations would have been if the acquisition occurred on the dates indicated. Further, the pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the Combined Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The unaudited pro forma condensed combined balance sheet as of March 31, 2026, has been derived from:

•	The historical unaudited financial statements of MLAC as of March 31, 2026, and the related notes thereto included elsewhere in this Form 8-K; and

•	The historical unaudited consolidated financial statements of Pubco as of March 31, 2026, and the related notes thereto included elsewhere in this Form 8-K.

•	The historical unaudited financial statements of AVAT as of March 31, 2026, and the related notes thereto included elsewhere in this Form 8-K.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2026, has been derived from:

•	The historical unaudited financial statements of MLAC for the three months ended March 31, 2026, and the related notes thereto included elsewhere in this Form 8-K; and

•	The historical unaudited financial statements of Pubco for the three months ended March 31, 2026, and the related notes thereto included elsewhere in this Form 8-K.

•	The historical unaudited financial statements of AVAT for the three months ended March 31, 2026, and the related notes thereto included elsewhere in this Form 8-K.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025, has been derived from:

•	The historical audited financial statements of MLAC for the year ended December 31, 2025, and the related notes thereto included elsewhere in this Form 8-K; and

•	The historical audited financial statements of Pubco for the period from September 22, 2025 (Inception) to December 31, 2025, and the related notes thereto included elsewhere in this Form 8-K.

•	The historical audited financial statements of AVAT for the period from August 20, 2025 (Inception) to December 31,2025, and the related notes thereto included elsewhere in this Form 8-K.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as in effect on the date of this Form 8-K which incorporates Transaction Accounting Adjustments. Pubco, AVAT and MLAC have elected not to present any estimates related to potential synergies and other transaction effects that are reasonably expected to occur or have already occurred and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.

This information should be read together with the financial statements and related notes, as applicable, of each of Pubco, AVAT and MLAC included in this Form 8-K and Pubco’s, AVAT’s and MLAC’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this Form 8-K.

Description of the Transactions

Business Combination

On June 11, 2026 (the “Closing Date”), Pubco consummated its previously announced business combination (the “Closing”) pursuant to that certain Business Combination Agreement, dated October 1, 2025 (as amended, modified, supplemented modified and/or restated from time to time, the “Business Combination Agreement”), by and among Pubco, Mountain Lake Acquisition Corp., at that time a Cayman Islands exempted company (“MLAC” or “SPAC”), Avalanche SPAC Merger Sub LLC, a Delaware limited liability company (“MLAC Merger Sub”), Avalanche Company Merger Sub LLC, a Delaware limited liability company (“Company Merger Sub”, and together with MLAC Merger Sub, the “Pubco Subsidiaries”), Avalanche Treasury Company LLC, a Delaware limited liability company (the “Company” or “AVAT”), Dragonfly Digital Management, LLC, a Delaware limited liability company (“Seller”) , Dragonfly Ventures L.P., a Cayman Islands exempted limited partnership (“DV”), Dragonfly Ventures II, L.P., a Cayman Islands exempted limited partnership (“DV II” and, DV II together with DV, the “Funds” or “DVs” and, the DVs together with the Seller, the “Seller Related Parties”) and Astral Horizon, L.P., a Delaware limited partnership (“Astral”). On January 13, 2026 and on March 17, 2026, MLAC, Pubco, the Pubco Subsidiaries, the Company, the Seller Related Parties and Astral entered into certain amendments to the Business Combination Agreement, effective as of October 1, 2025.

Pursuant to the terms of the Business Combination Agreement and as described in the sections titled “The Business Combination Proposal” and “The Domestication and Organizational Documents Proposal” of the Proxy Statement/Prospectus, immediately prior to the Closing on June 11, 2026, MLAC effected a domestication under Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and Section 206 of the Cayman Act (the “Domestication”), pursuant to which MLAC transferred by way of continuation to and became a Delaware corporation. On June 11, 2026, two hours after the Domestication, MLAC Merger Sub merged with and into MLAC in accordance with the applicable provisions of the DGCL and Limited Liability Company Act of the State of Delaware (the “DLLCA”), with MLAC continuing as the surviving company and a wholly-owned subsidiary of Pubco (the “MLAC Merger”) and with MLAC Shareholders receiving one share of non-voting Class A common stock, par value $0.01 per share, of Pubco (“Pubco Class A Stock”) for each Class A ordinary share, par value $0.0001 per share, of MLAC (the “MLAC Class A Ordinary Shares”) or Class B ordinary share, par value $0.0001 per share, of MLAC (the “MLAC Class B Ordinary Shares”) held by such shareholder, and with each holder of a right to receive one-tenth (1/10th) of an MLAC Class A Ordinary Share (an “MLAC Right”) receiving one share of Pubco Class A Stock in exchange for every ten (10) MLAC Rights held by such holder.

At the Company Merger Effective Time, Company Merger Sub merged with and into the Company in accordance with the applicable provisions of the DLLCA, with the Company continuing as the surviving company (the “Company Merger” and, together with the MLAC Merger, the “Mergers” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”), and with (i) each Company Member other than the Seller Related Parties receiving one share of Pubco Class A Stock for each Company Unit held immediately prior to the effective time of the Company Merger, (ii) each Seller Related Parties receiving one share of Pubco Class A Stock and one share of Pubco Class B common stock, par value $0.01 per share (“Pubco Class B Stock” and, together with the Pubco Class A Stock, the “Pubco Stock”), for each Company Unit held, and (iii) Astral receiving 4,000,000 shares of Pubco Class A Stock as additional consideration (the “Additional Merger Consideration Shares”), out of which 2,000,000 shares of Pubco Class A Stock (the “Astral Earnout Shares”) issued and placed into an escrow account held with Continental Stock Transfer & Trust Company (the “Escrow Agent”) (the “Astral Escrow Account”) at the Company Merger Effective Time and the remaining 2,000,000 shares of Pubco Class A Stock (the “Astral Post-Closing Shares”) will be issued and placed into Astral’s securities account on the 30th day after Closing.

The following table summarizes the pro forma number of shares of Pubco Common Stock outstanding following the consummation of the Business Combination and the Domestication, discussed further in the sections below.

Equity Capitalization Summary	Shares	%
AVAT Class A members	21,855,658	57.6%
Public Shareholders	2,453,529	6.5%
MLAC Insiders	2,800,000	7.4%
Seller Related Parties	5,805,639	15.3%
Astral	2,000,000	5.3%
Foundation	3,000,000	7.9%
Total shares of Pubco Class A Stock outstanding	37,914,826	100.0%

	Shares	%
Seller Related Parties Class B members	5,805,639	100.0%
Total shares of Pubco Class B Stock outstanding	5,805,639	100.0%

The following table shows the per share value of Pubco Common Stock held by non-redeeming holders of Pubco Class A Stock:

Shares	37,914,826
Book equity per share	$2.44

Accounting for the Business Combination

The Business Combination was accounted for as a reverse recapitalization in accordance with U.S GAAP with MLAC being treated as the acquired company for financial reporting purposes and AVAT as the accounting “acquirer.” Accordingly, the financial statements of the combined entity will represent a continuation of the financial statements of AVAT with the business combination treated as the equivalent of AVAT issuing stock for the net assets of MLAC, accompanied by a recapitalization. The net assets of MLAC were stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination were those of AVAT.

This determination was primarily based on the assumption that:

•        AVAT’s members hold a majority of the voting power of Pubco post Business Combination;

•        The Pubco Board consists of one (1) or more members, each of whom are a natural person;

•        AVAT’s operations will substantially comprise the ongoing operations of Pubco; and

•        AVAT’s senior management will comprise the senior management of Pubco.

Another determining factor was that MLAC does not meet the definition of a “business” pursuant to ASC 805-10-55, and thus, for accounting purposes, the Business Combination was accounted for as a reverse recapitalization, within the scope of ASC 805. The net assets of MLAC will be stated at historical cost, with no goodwill or other intangible assets recorded.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2026(1)

	Pubco (Historical)	AVAT (Historical)	Token Sale Agreement Transaction Accounting Adjustments		AVAT Pro Forma Adjusted	MLAC (Historical)	Transaction Accounting Adjustments		Pro Forma Combined
ASSETS
Current assets
Cash	$-	$1,222,052	$-		$1,222,052	$66,568	$1,634,507	A	$10,012,166
							(14,910,961)	B
							(1,000,000)	F
							23,000,000	M
USDC		2,391,023			2,391,023	-	-		2,391,023
Prepaid expenses		96,998			96,998	85,092			182,090
Prepaid insurance	-	-	-		-	64,651			64,651
Deferred transaction costs	2,224,203	3,537,869	-		3,537,869	-	(5,762,072)	B	-
Due from related party		1,578,524	-		1,578,524	-	(1,578,524)	O	-
Total current assets	2,224,203	8,826,466	-		8,826,466	216,311	1,382,950		12,649,930
Non-current assets

Cash and marketable securities held in Trust Account	-	-	-		-	243,344,159	(1,634,507)	A	-
							1,517,806	J
							(243,227,458)	N
Digital assets - AVAX	-	122,758,140	-		122,758,140	-			122,758,140
Digital assets - stAVAX		10,187,157			10,187,157	-	-		10,187,157
Total non-current assets	-	132,945,297	-		132,945,297	243,344,159	(243,344,159)		132,945,297
Total assets	$2,224,203	$141,771,763	$-		$141,771,763	$243,560,470	$(241,961,209)		$145,595,227

LIABILITIES
Current liabilities
Accounts payable and accrued expenses	$447,662	$1,353,029	-		1,353,029	$339,964	$(808,681)	B	$1,377,713
							45,739	B
Accrued legal fees	200,820	-	-		-	-	(200,820)	B	-
Due to Sponsor	-	-	-		-	688	-		688
Accrued transaction costs	282,214	1,327,121	-		1,327,121		(1,609,335)	B	-
Due to related party	1,578,524	-	-		-	-	(1,578,524)	O	-
Note payable	-	-	-		-	-	23,000,000	M	23,000,000
Token sale liability	-	15,203,085	(15,203,085)	K	-	-	-		-
Total current liabilities	2,509,220	17,883,235	(15,203,085)		2,680,150	340,652	18,848,379		24,378,401
Non-current liabilities
Deferred underwriting fee payable	-	-	-		-	1,000,000	(1,000,000)	F	-
Post-closing shares liability	-	-	-		-	-	11,380,000	L	11,380,000
Earnout liability	-	-	-		-	-	16,376,000	L	16,376,000
Total non-current liabilities	-	-	-		-	1,000,000	26,756,000		27,756,000
Total liabilities	2,509,220	17,883,235	(15,203,085)		2,680,150	1,340,652	45,604,379		52,134,401

Class A ordinary shares subject to possible redemption	-	-	-		-	243,344,159	(1,634,507)	E	-
							1,517,806	J
							(243,227,458)	N
EQUITY
AVAT Members' capital	-	215,389,322			215,389,322	-	(215,389,322)	C	-

Pubco Class A Common Stock	10	-	30,000	K	30,000	-	296,603	C	379,148
							23,000	G
							29,535	I
Pubco Class B Common Stock	-	-	-		-	-	58,056	C	58,056
MLAC preference shares	-	-	-		-	-	-		-
MLAC Class A Ordinary Shares	-	-	-		-	81	15	E	-
							280	H
							(376)	I
MLAC Class B Ordinary Shares	-	-	-		-	719	(719)	H	-
Subscription receivable	(10)	(5,125,002)	-		(5,125,002)	-	10	C	(5,125,002)
Additional paid-in capital	-	-	15,173,085	K	15,173,085	-	(17,080,048)	B	212,565,433
							215,034,653	C
							(2,145,029)	D
							1,634,492	E
							(23,000)	G
							439	H
							(29,159)	I
Accumulated deficit	(285,017)	(86,375,792)	-		(86,375,792)	(1,125,141)	(1,019,888)	B	(114,416,809)
							2,145,029	D
							1,517,806	J
							(1,517,806)	J
							(27,756,000)	L
Total equity	(285,017)	123,888,528	15,203,085		139,091,613	(1,124,341)	(44,221,429)		93,460,826
Total equity and liabilities	$2,224,203	$141,771,763	$-		$141,771,763	$243,560,470	$(241,961,209)		$145,595,227

(1)	The unaudited pro forma condensed combined balance sheet as of March 31, 2026, combines the historical unaudited balance sheet of AVAT as of March 31, 2026, with the historical unaudited balance sheet of Pubco as of March 31, 2026, and with the historical unaudited balance sheet of MLAC as of March 31, 2026.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2026(2)

	Pubco (Historical	AVAT (Historical)	Contribution Agreement Transaction Accounting Adjustments	AVAT Subscription Agreements Transaction Accounting Adjustments	AVAT Pro Forma Adjusted	MLAC (Historical)	Transaction Accounting Adjustments		Pro Forma Combined
Staking revenue, net of fees	$-	$2,057,074	$-	$-	$2,057,074	$-	$-		$2,057,074

General and administrative expenses	(139,635)	(1,942,410)	-	-	(2,082,045)	(389,571)	60,000	BB	(2,411,616)
Change in fair value of digital assets		(46,192,584)			(46,192,584)	-	-		(46,192,584)
Realized loss on digital assets		(477,431)			(477,431)	-	-		(477,431)
Impairment of digital assets	-	(5,059,757)	-	-	(5,059,757)	-	-		(5,059,757)
Compensation expense	-	-	-	-	-	-	(1,157,813)	CC	(1,157,813)
Loss from operations	(139,635)	(51,615,108)	-	-	(51,754,743)	(389,571)	(1,097,813)		(53,242,127)

Other income (expense):
Interest income on cash and marketable securities held in the Trust Account	-	-	-	-	-	2,113,587	(2,113,587)	AA	-
Change in fair value of token sale liability	-	24,807,903	-	-	24,807,903	-	(24,807,903)	DD	-
Other income	-	21,059	-	-	21,059	-			21,059
Interest income	-	5,904	-	-	5,904	-			5,904
Interest expense	-	-	-	-	-	-	(402,500)	EE	(402,500)
Total other income (expense)	-	24,834,866	-	-	24,834,866	2,113,587	(27,323,990)		(375,537)

Net (loss) income	$(139,635)	$(26,780,242)	$-	$-	$(26,919,877)	$1,724,016	$(28,421,803)		$(53,617,664)

Basic and diluted net income (loss) per share	$(145.38)	$(0.98)				$0.06

Pro forma weighted average number of shares outstanding - basic and diluted									37,914,826 (1)
Pro forma loss per share - basic and diluted									$(1.41)

(1)	Please refer to Note 3 (“Net Loss per Share”) for details.

(2)	The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2026, combines the historical unaudited statement of operations of Pubco for the three months ended March 31, 2026, with the unaudited statement of operations of AVAT for the three months ended March 31, 2026, with the historical unaudited statement of operations of MLAC for the three months ended March 31, 2026.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2025(2)

	Pubco (Historical	AVAT (Historical)	Token Sale Liability Transaction Accounting Adjustments		AVAT Pro Forma Adjusted	MLAC (Historical)	Transaction Accounting Adjustments		Pro Forma Combined
Staking revenue, net of fees	$-	$1,434,669	$-		$1,434,669	$-	$-		$1,434,669

General and administrative expenses	(145,382)	(1,205,832)	-		(1,205,832)	(1,304,773)	(1,019,888)	CC	(3,435,875)
							240,000	BB
Change in fair value of digital assets	-	(96,338,351)	-		(96,338,351)	-	-		(96,338,351)
Realized loss on digital assets	-	(2,142,985)	-		(2,142,985)	-	-		(2,142,985)
Impairment of digital assets	-	(13,566,758)	-		(13,566,758)	-	-		(13,566,758)
Compensation expense	-	-	-		-	-	(4,631,250)	EE	(4,631,250)
Loss from operations	(145,382)	(111,819,257)	-		(111,819,257)	(1,304,773)	(5,411,138)		(118,680,550)

Other income (expense):
Interest income on cash and marketable securities held in the Trust Account	-	-	-		-	9,586,719	(9,586,719)	AA	-
Change in fair value of token sale liability	-	52,150,216	(52,150,216)	FF	-	-	-		-
Other income	-	75,157	-		75,157	-	-		75,157
Interest expense	-	(1,666)	-		(1,666)	-	(1,610,000)	GG	(1,611,666)
Fair value of post-closing shares liability	-	-	-		-	-	(11,380,000)	DD	(11,380,000)
Fair value of earnout liability	-	-	-		-	-	(16,376,000)	DD	(16,376,000)
Other income (expense), net	-	52,223,707	(52,150,216)		73,491	9,586,719	(38,952,719)		(29,292,509)

Net (loss) income	$(145,382)	$(59,595,550)	$(52,150,216)		$(111,745,766)	$8,281,946	$(44,363,857)		$(147,973,059)

Basic and diluted net (loss) income per share	$(145.38)	$(3.55)				$0.27

Pro forma weighted average number of shares outstanding - basic and diluted									37,914,826 (1)
Pro forma loss per share - basic and diluted									$(3.90)

(1)	Please refer to Note 3 — “Net Loss per Share” for details.

(2)	The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025, combines the historical audited statement of operations of MLAC for the year ended December 31, 2025 with the historical audited statement of operations of Pubco for the period from September 22, 2025 (Inception) through December 31, 2025, with the historical audited statement of operations of AVAT for the period from August 20, 2025 (Inception) through December 31, 2025.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 — Basis of Presentation and Accounting Policies

The Business Combination was accounted for as a reverse recapitalization in accordance with U.S GAAP with MLAC treated as the acquired company for financial reporting purposes and AVAT as the accounting “acquirer.” Under this method of accounting, although MLAC acquired all the outstanding equity interests of AVAT in the Business Combination, MLAC was treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination was treated as the equivalent of AVAT issuing stock for the net assets of MLAC, accompanied by a recapitalization. The net assets of MLAC were stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination were those of AVAT.

The unaudited pro forma condensed combined balance sheet as of March 31, 2026, assumes that the Business Combination and related transactions occurred on March 31, 2026. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2026, and the year ended December 31, 2025, presents pro forma effect to the Business Combination as if it had been completed on January 1, 2025.

The unaudited pro forma condensed combined balance sheet as of March 31, 2026, has been prepared using, and should be read in conjunction with, the following:

●	MLAC’s unaudited balance sheet as of March 31, 2026 and the related notes thereto included in this Form 8-K; and

●	Pubco’s unaudited consolidated balance sheet as of March 31, 2026, and the related notes thereto, included in this Form 8-K.

●	AVAT’s unaudited balance sheet as of March 31, 2026, and the related notes thereto included in this Form 8-K.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2026, has been prepared using, and should be read in conjunction with, the following:

●	MLAC’s unaudited statement of operations for the three months ended March 31, 2026, and the related notes thereto, included in this Form 8-K; and

●	Pubco’s unaudited consolidated statement of operations for the three months ended March 31, 2026, and the related notes thereto, included in this Form 8-K.

●	AVAT’s unaudited statement of operations for the three months ended March 31, 2026, and the related notes thereto, included in this Form 8-K.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025, has been prepared using, and should be read in conjunction with, the following:

●	MLAC’s audited statement of operations for the year ended December 31, 2025, and the related notes thereto, included in this Form 8-K; and

●	Pubco’s audited consolidated statement of operations for the period from September 22, 2025 (Inception) to December 31, 2025, and the related notes thereto, included in this Form 8-K.

●	AVAT’s audited statement of operations for the period from August 20, 2025 (Inception) to December 31, 2025, and the related notes thereto, included in this Form 8-K.

As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The historical financial statements of Pubco and AVAT have been prepared in accordance with U.S. GAAP. The historical financial statements of MLAC have been prepared in accordance with U.S. GAAP. The unaudited pro forma condensed combined financial information reflects U.S. GAAP, the basis of accounting used by AVAT.

Upon consummation of the Business Combination, management has performed a comprehensive review of the three entities’ accounting policies. As a result of the review, management has not identified differences between the accounting policies of the three entities which have a material impact on the financial statements of the Combined Company. Based on its analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

Note 2 — Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses” to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Pubco has elected not to present Management’s Adjustments and is only presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information. The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to include all necessary Transaction Accounting Adjustments pursuant to Article 11 of Regulation S-X, including those that are not expected to have a continuing impact.

The unaudited historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to transaction accounting adjustments that reflect the accounting for the transaction under U.S. GAAP. Pubco and AVAT have had a historical relationship prior to the Business Combination, and a pro forma adjustment was required to eliminate activities between the companies. Pubco and AVAT have not had any historical relationship with MLAC prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statement of operations are based upon the number of the Combined Company’s shares outstanding, assuming the Business Combination occurred on January 1, 2025.

Transaction Accounting Adjustments to Unaudited Pro Foma Condensed Combined Balance Sheet

The Transaction Accounting Adjustments to the unaudited pro forma condensed combined balance sheet as of March 31, 2026, are as follows:

A.	Reflects the liquidation and reclassification of $1.6 million of funds held in the Trust Account to cash that became available following the Business Combination.

B.	Reflects the payment of $1.3 million of MLAC transaction costs at the Closing of which $0.3 million of these fees were accrued as of March 31, 2026. The remaining amount of $1.0 million is reflected as an adjustment to accumulated losses.

Reflects the payment of $13.6 million of AVAT transaction costs at the Closing of which $2.3 million of these fees were accrued and $5.8 million were recorded as deferred transaction costs as of March 31, 2026. The remaining amount of $17.1 million has been recorded to additional paid-in capital. $0.05 million of transaction costs were deferred until after the Closing and reflected as an adjustment to accrued expenses and additional paid-in capital.

C.	Represents the exchange of 21,855,658 AVAT Company Units for 21,855,658 shares of Pubco Class A common stock and the exchange of 5,805,639 AVAT Company Units for 5,805,639 shares of Pubco Class A common stock and 5,805,639 shares of Pubco Class B common stock, par value $0.01, upon the Closing. Represents the issuance of the Additional Merger Consideration shares of 2,000,000 shares of Pubco Class A common stock, par value $0.01, to Astral upon the Closing. Reflects the reversal of the subscription receivable on Pubco.

D.	Represents the elimination of MLAC’s historical accumulated losses after recording the transaction costs incurred by MLAC of $2.0 million as described in (B) above, the recording of interest earned in the Trust of $1.5 million as described in (J) below, and the accretion of ordinary shares subject to redemption of $1.5 million as described in (J) below.

E.	Reflects the reclassification of 153,530 shares of MLAC Class A ordinary shares subject to possible redemption to permanent equity.

F.	Reflects the settlement of the MLAC deferred underwriting commission for $1.0 million at the Closing.

G.	Reflects the conversion of Public Rights into 2,299,999 shares of Pubco Class A stock upon the Closing.

H.	Reflects the forfeiture of 4,387,500 MLAC Class B Ordinary Shares pursuant to the Sponsor Support Agreement and the conversion of 2,800,000 Class B Ordinary Shares into MLAC Class A Ordinary Shares upon the Closing.

I.	Reflects the forfeiture of 495,000 MLAC Private Units owned by the Sponsor pursuant to the Sponsor Support Agreement and the forfeiture of 310,000 MLAC Private Units owned by BTIG pursuant to the agreement with BTIG. Reflects the conversion of the remining MLAC Class A Ordinary Shares into Pubco Class A Stock, par value $0.01 upon the Closing.

J.	Reflects the interest earned in the Trust Account subsequent to March 31, 2026 of $1.5 million and the accretion of the Class A ordinary shares subject to redemption of $1.5 million.

K.	Reflects the issuance of 3,000,000 shares of Pubco Class A Stock, at $10.00 per share, par value $0.01 per share, pursuant to the Token Sale Agreement. Reflects the reversal of the token sale liability upon the issuance of the shares at Closing.

L.	Reflects the recognition of the liability classified contingent consideration under ASC 805-30-25-6 for the Astral earnout, the Sponsor earnout, and the 2,000,000 Astral shares to be issued 30 days after the Closing. The post-closing liability for the 2,000,000 Astral shares was valued at a fair value of $5.69 per share, or $11.4 million. The earnout contingent consideration value was calculated using a Monte Carlo simulation using a Geometric Brownian Motion in a risk-neutral framework. Significant assumptions used in the simulation model included the following:

Assumption	Astral Earnout	Sponsor Earnout
Stock Price	$5.69	$5.69
Simulation Term	5 years	3 years
Volatility	100%	80%
Risk Free Rate	3.88%	3.77%

M.	Reflects the proceeds received from the collateralized loan in the amount of $23.0 million to meet the condition in the Business Combination Agreement that expenses incurred in connection with the transaction be paid at the Closing. The loan has an interest rate of 7% per annum.

N.	Reflects the redemption of 22,846,470 MLAC Class A Ordinary Shares at a redemption amount of $10.65 per share, or $243.2 million.

O.	Reflects the elimination of the intercompany balances between Pubco and AVAT.

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The Transaction Accounting Adjustments included in the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2026, are as follows:

AA.	Reflects the elimination of the interest income earned on funds in the Trust Account of which such funds were released from the Trust Account upon the Closing .

BB.	Reflects the elimination of the administrative service fees that ceased to be paid upon the Closing.

CC.	Reflects the recognition of compensation expense for 118,750 AVAT restricted stock units that vest every six months over a two year period, at a fair value of $9.75, giving effect to the Closing as if it had occurred on January 1, 2025.

DD.	To reverse the change in fair value of the token sale liability giving effect to the Closing as if it had occurred on January 1, 2025.

EE.	Reflects the interest expense on the collateralized loan as described in Adjustment (M) above at an interest rate of 7% per annum.

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The Transaction Accounting Adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025, are as follows:

AA.	Reflects the elimination of the interest income earned on funds in the Trust Account of which such were released from the Trust Account upon the Closing .

BB.	Reflects the elimination of the administrative service fees that ceased to be paid upon the Closing.

CC.	Reflects the transaction costs of MLAC.

DD.	Reflects the recognition of the liability-classified contingent consideration under ASC 805-30-25-6 for the Astral Earnout shares, the Sponsor Earnout shares, and the shares to be issued to Astral 30 days after the Closing as described in (L) above.

EE.	Reflects the recognition of compensation expense for 475,000 AVAT restricted stock units that vest every six months over a two year period, at a fair value of $9.75, upon the Closing.

FF.	To reverse the change in fair value of the token sale liability giving effect to the Closing as if it had occurred on January 1, 2025.

GG.	Reflects the interest expense on the collateralized loan as described in Adjustment (M) above at an interest rate of 7% per annum.

Note 3 — Net Loss per Share

Represents the loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2025. As the Business Combination is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted loss per share assumes that the shares issued in connection with the Business Combination have been outstanding for the entire period presented.

The unaudited pro forma condensed combined financial information has been prepared with the actual redemptions of Public Shares by MLAC’s Public Shareholders for the three months ended March 31, 2026, and the year ended December 31, 2025:

Three Months Ended March 31, 2026
Pro forma net loss	$(53,617,664)
Weighted average shares outstanding of Pubco Class A Stock – basic and diluted (1)	37,914,826
Net loss per share – basic and diluted	$(1.41)

Excluded securities:(1)
AVAT Restricted Stock Units	950,000
AVAT Performance Stock Units	1,150,000
Astral shares	2,000,000

Year Ended December 31, 2025
Pro forma net loss	$(147,973,059)
Weighted average shares outstanding of Pubco Class A Stock – basic and diluted (1)	37,914,826
Net loss per share – basic and diluted	$(3.90)

Excluded securities:(1)
AVAT Restricted Stock Units	950,000
AVAT Performance Stock Units	1,150,000
Astral shares	2,000,000

(1)	The potentially dilutive outstanding securities were excluded from the computation of pro forma net loss per share, basic and diluted, because their effect would have been anti-dilutive.